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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        METRO DISPLAY ADVERTISING, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:


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                        METRO DISPLAY ADVERTISING, INC.
                              15265 Alton Parkway
                           Irvine, California 92618

                                                                 January 7, 1998

Dear Stockholder:

        We are writing with reference to the Annual Meeting of Shareholders of Metro Display Advertising, Inc. (the "Company") to be held on January 15, 1998. On January 5, 1998, we mailed a Notice of Annual Meeting, Proxy Statement and related material, including a letter dated December 31, 1997 signed by me on behalf of the Company.

        Attached is the January 5 letter from me which should have accompanied these proxy materials. The December 31 letter was inaccurate because (i) it varied from the January 5 letter, which was filed with the Securities and Exchange Commission ("SEC"), and (ii) it incorrectly stated that we have "been working with the Securities and Exchange Commission since October '97 to obtain their approval of the Plan of Merger which was obtained in December '97." The fact is that we filed preliminary proxy materials with the SEC on October 16, December 19 and January 2, as required by the SEC proxy rules, and our counsel has been responding to certain issues raised by the staff of the SEC. The SEC never approves the terms of a merger and has not approved the Plan of Merger in this case. Moreover, the SEC does not approve proxy statements or other proxy soliciting materials, and has not done so in this case. Indeed, the staff of the SEC has not yet given detailed comments on the proxy statement. We decided to schedule the Annual Meeting of Shareholders and to mail the proxy material without waiting for the staff's comments.

        Any implication that the SEC has approved the Plan of Merger or the proxy materials is incorrect and should be disregarded. Accordingly, please disregard the December 31 letter that accompanied the proxy materials previously mailed to you. The enclosed letter dated January 5 is the letter we should have sent to you instead.

        For this reason, we enclose a blue proxy to replace the white proxy that was mailed to you on January 5, 1998. Even if you have already signed and returned a white proxy, please sign the enclosed blue proxy and return it in the enclosed envelope or by facsimile transmission. We apologize for any inconvenience this may cause you.

                                        Sincerely yours,



                                        Scott A. Kraft
                                        Chief Executive Officer and
                                        President

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                        METRO DISPLAY ADVERTISING, INC.
                              15265 Alton Parkway
                            Irvine, California 92618
                                 (714) 727-4444

                                                                 January 5, 1998
Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Metro Display Advertising, Inc. (the "Company"), to be held at the Fullerton Senior Multi-Service Center, 340 West Commonwealth Avenue, Fullerton, California 92832, at 2:00 p.m. local time, on January 15, 1998.

     The Board of Directors is submitting for your consideration, at the Annual Meeting, a proposal to approve and adopt an Agreement and Plan of Merger, dated as of September 8, 1997, by and among the Company, Eller Media Company ("Eller") and EMS, Inc. ("EMS"), a wholly-owned subsidiary of Eller, as amended and restated on January 5, 1998 (the "Agreement and Plan of Merger"), pursuant to which EMS will be merged with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Eller. The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter more fully describe the matters to be considered at the Annual Meeting. We urge you to read the enclosed materials carefully.

     THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED THE AGREEMENT AND PLAN OF MERGER AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

     Approval of the Agreement and Plan of Merger requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon.

     At the Annual Meeting, you will also be asked to elect three directors to serve on the Company's Board of Directors until the Merger is consummated or until the next Annual Meeting and until their successors are elected and qualified, and to ratify the selection of Peck & Lopez as the Company's independent auditors for the fiscal year ending December 31, 1997.

     Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy in the envelope provided. The vote of each shareholder is important. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously submitted a proxy.

                              Sincerely,


                              Scott A. Kraft
                              Chief Executive Officer and President
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                 [LETTERHEAD OF METRO DISPLAY ADVERTISING, INC.]




December 31, 1997

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Metro Display Advertising, Inc. (the "Company"), to be held at the Fullerton Senior Multi-Service Center, 340 West Commonwealth Ave., Fullerton, California 92614, at 2:00 p.m. local time, on January 15, 1998.

    In order to convene the meeting, a majority of the outstanding shares of the Company's Common stock must be represented in person at the meeting and/or by proxy. Failure to obtain this majority will preclude Metro from acquiring Stockholder approval of the items set forth on the ballot, including the extremely important Plan of Merger as delineated below.

    The Board of Directors is submitting for your consideration, at the Annual Meeting, a proposal to approve an Agreement and Plan of Merger, dated December 31, 1997, by and among the Company, Eller Media Company ("Eller") and EMS, Inc. ("EMS"), a wholly-owned subsidiary of Eller, pursuant to which EMS will be merged with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Eller. The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter more fully describes the matters to be considered at the Annual Meeting. We urge you to read the enclosed materials carefully.


    The Metro/Eller management team has been working diligently since March of '97 to bring this merger to fruition. We have also been working with the Securities & Exchange Commission since October '97 to obtain their approval of the Plan of Merger which was obtained in December '97. This activity accounted for the delay and short notice for the Stockholders Meeting. Even though this was beyond our control, we apologize for this delay. We are, however, confident that our Stockholders will meet this challenge as they have in the past and respond accordingly with your proxies and/or attendance at this very important event.

    THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED THE AGREEMENT AND PLAN OF MERGER AND RECOMMENDS THAT YOU VOTE FOR APPROVAL.

    Approval of the Agreement and Plan of Merger requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common stock entitled to vote thereon.


                                    (OVER)


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      At the Annual Meeting, you will also be asked to elect three Directors to serve the Company's Board of Directors until the Merger is consummated or until the next Annual Meeting and until their successors are elected and qualified, and to ratify the selection of Peck & Lopez as the Company's independent auditors for the fiscal year ending December 31, 1997.

      Whether or not you plan to attend the Annual Meeting, we urge you to immediately sign, date and return the enclosed proxy in the self addressed envelope provided herein upon review of the enclosed material. To ensure that your votes are recorded in a timely manner, you may also FAX your signed proxy(s) to the above FAX number. Remember, the vote of each shareholder is important. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously submitted a proxy.


Sincerely,


/s/ Scott A. Kraft
Scott A. Kraft
Chief Executive Officer and President